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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 12, 2003

                                 WATERLINK, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                     1-13041                         34-1788678
(State or Other           (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

                        ---------------------------------

                            835 North Cassady Avenue
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                  614-258-9501
              (Registrant's Telephone Number, Including Area Code)



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ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1 Press Release, dated May 12, 2003, reporting the Registrant's results of operations for its fiscal quarter ended March 31, 2003


ITEM 9. REGULATION FD DISCLOSURE. (INFORMATION FURNISHED PURSUANT TO ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         On May 12, 2003, the Registrant reported its results of operations for its fiscal quarter ended March 31, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1.

         The information contained herein and in the accompanying exhibits is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in SEC Release No. 33-8216, 34-47583. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WATERLINK, INC.


Dated:   May 12, 2003                         By:  /s/ Donald A. Weidig
                                                   --------------------
                                                   Donald A. Weidig
                                                   Chief Financial Officer



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